EXHIBIT 21.1

                             TILDEN ASSOCIATES, INC.

                                  SUBSIDIARIES


All of the Company's subsidiaries are wholly-owned.

Tilden Associates, Inc. Subsidiaries                         Incorporated In

B.K. 163rd St., Inc. .........................................   Florida
B.K. 8 Street, Inc. ..........................................   Florida
B.K. Oakland, Inc. ...........................................   Florida
B.K. Pines, Inc. .............................................   Florida
B.K. University, Inc. ........................................   Florida
B.W.B., Inc. .................................................   Florida
B.W.S., Inc. B.W.B., Inc. ....................................   Florida
B.W.O.A., Inc. B.W.B., Inc. ..................................   Florida
B.W. of Palm Beach, Inc. B.W.B., Inc. ........................   Florida
TBW Dixie, Inc. ..............................................   Florida
Tilden 126-14 Merrick Blvd., Inc. ............................   New York
Tilden ABS, Inc. .............................................   New York
Tilden Brakeshop, Inc. .......................................   New York
Tilden Brakeworld, Inc. ......................................   New York
Tilden Broward, Inc. .........................................   Florida
Tilden Dutch Realty, Inc. ....................................   New York
Tilden Equipment Corp. .......................................   New York
Tilden Florida Realty, Inc. ..................................   Florida
Tilden Ft. Lauderdale, Inc. ..................................   Florida
Tilden Hempstead, Inc. .......................................   New York
Tilden Massapequa, Inc. ......................................   New York
Tilden NH Realty, Inc. ....................................... New Hampshire
Tilden Port Chester, Inc. ....................................   New York
Tilden Realty Corp. ..........................................   New York
Tilden Realty FLA, Inc. ......................................   Florida
Tilden Realty Georgia, Inc. ..................................   Georgia
Tilden Realty TX, Inc. .......................................    Texas
Tilden Smithtown, Inc. .......................................   New York